SUPPLEMENT TO NOTE PURCHASE AGREEMENT
THIS SUPPLEMENT is entered into as of September 30, 2016 (this “Supplement”) between NATIONAL HEALTH INVESTORS, INC., a corporation organized under the laws of Maryland (the “Company”); and the Purchasers listed in the attached Schedule A (the “Purchasers”).
R E C I T A L S
A.    The Company has entered into a Note Purchase Agreement dated as of November 3, 2015 with the purchasers listed in Schedule B thereto, as amended by First Amendment to Note Purchase Agreement dated as of August 15, 2016, and Second Amendment to Note Purchase Agreement dated as of September 30, 2016 (as so amended, the “Note Purchase Agreement”); and
B.    The Company desires to issue and sell, and the Purchasers desire to purchase, an additional Series of Notes (as defined in the Note Purchase Agreement) which shall be guaranteed by each of the Subsidiary Guarantors and Limited Guarantors pursuant to the Note Purchase Agreement and in accordance with the terms set forth below;
NOW, THEREFORE, the Company, the Subsidiary Guarantors, the Limited Guarantors and the Purchasers agree as follows:
1.Authorization of the New Series of Notes. The Company has authorized the issue and sale of, and the Subsidiary Guarantors and Limited Guarantors have authorized the guarantee of, $75,000,000 aggregate principal amount of the Company’s Notes to be designated as its 3.93% Senior Notes, Series 2016-1, due September 30, 2024 (the “Series 2016-1 Notes”, such term to include any such Notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2016-1 Notes shall be substantially in the form set out in Exhibit 1 to this Supplement, with such changes therefrom, if any, as may be approved by the Purchasers and the Company.
2.    Sale and Purchase of Series 2016-1 Notes. Subject to the terms and conditions of this Supplement and the Note Purchase Agreement, the Company will issue and sell to each of the Purchasers, and the Purchasers will purchase from the Company, at the Closing provided for in Section 3, Series 2016-1 Notes in the principal amount specified opposite their respective names in the attached Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance by any other Purchaser hereunder.
3.    Closing. The sale and purchase of the Series 2016-1 Notes to be purchased by the Purchasers shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 11:00 a.m., New York city time, at a closing (the “Closing”) on September 30, 2016 or on such other Business Day thereafter on or prior to September 30, 2016 as may be agreed upon by the Company and the Purchasers. At the Closing the Company will deliver to each Purchaser the Series 2016-1 Notes to be purchased by it in the form of a single Note (or such greater number of Series 2016-1 Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in its name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 5003254 at Pinnacle Bank, 150 3rd Avenue South, Nashville, Tennessee 37201 with the routing number 064008637. If at the Closing the Company shall fail to tender such Series 2016-1 Notes to a Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 of the Note Purchase Agreement, as modified or expanded by Section 4 hereof, shall not have been fulfilled to such Purchaser’s reasonable satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Supplement, without thereby waiving any rights it may have by reason of such failure or such nonfulfillment.
4.    Conditions to Closing. Each Purchaser’s obligation to purchase and pay for the Series 2016-1 Notes to be sold to it at the Closing is subject to the fulfillment to its reasonable satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement, as hereafter modified, and to the following additional conditions:
(a)    all references to “Notes” therein shall be deemed to include the Series 2016-1 Notes, and all references to “Series 2015-1 Notes” in Section 4 shall be deemed to be replaced by reference to the Series 2016-1 Notes;
(b)    Section 4.1 will be subject to the changes set forth in the attached Schedule B;
(c)    the Guaranty Agreements delivered under Section 4.5 in connection with the Series 2015-1 Notes shall be ratified and confirmed by each of the Subsidiary Guarantors and Limited Guarantors for the benefit of the Series 2016-1 Notes; and
(d)    the Second Amendment to Note Purchase Agreement among the Company, the Subsidiary Guarantors, the Limited Guarantors and the holders of the Series 2015-1 Notes (as defined in the Note Purchase Agreement) shall be effective on or prior to the date of this Supplement.
5.    Representations and Warranties of the Company. The Company represents and warrants to each Purchaser that each of the representations and warranties contained in Section 5 of the Note Purchase Agreement is true and correct as of the date hereof (a) except that (i) all references to “Purchaser” and “you” therein shall be deemed to refer to the Purchasers hereunder, (ii) all references to “this Agreement” shall be deemed to refer to the Note Purchase Agreement as supplemented by this Supplement, (iii) all references to “Notes” therein shall be deemed to include the Series 2016-1 Notes and (iv) all references to “Series 2015-1 Notes” in Section 5 shall be deemed to be replaced by reference to the Series 2016-1 Notes and (b) except for changes to such representations and warranties or the Schedules referred to therein, which changes are set forth in the attached Schedule B.
6.    Representations of the Purchasers. Each Purchaser severally confirms to the Company that the representations set forth in Section 6 of the Note Purchase Agreement are true and correct as to such Purchaser, except that all references to “Series 2015-1 Notes” in Section 6 shall be deemed to be replaced by reference to the Series 2016-1 Notes.
7.    Payment and Prepayment of the Series 2016-1 Notes.
(a)    As provided therein, the entire unpaid principal balance of each Series 2016-1 Note shall be due and payable on the Maturity Date thereof.
(b)    All prepayment provisions in Section 8 of the Note Purchase Agreement shall apply to the Series 2016-1 Notes equally as “Notes” thereunder.
8.    Additional Covenants. On the date of Closing, the Company shall provide the holders of the Series 2016-1 Notes with a confirmation of the credit rating applicable to such Notes from an NRSRO satisfactory to the Required Holders.
9.    Applicability of Note Purchase Agreement. Except as otherwise expressly provided herein (and expressly permitted by the Note Purchase Agreement), all of the provisions of the Note Purchase Agreement are incorporated by reference herein and shall apply to the Series 2016-1 Notes as if expressly set forth in this Supplement except that all references to “Notes” therein shall be deemed to include the Series 2016-1 Notes.
10.    Ratification and Confirmation of Guaranty Agreements. By executing below, each of the Subsidiary Guarantors and Limited Guarantors acknowledges the foregoing Supplement, agrees to its terms and conditions (including the issuance of the Series 2016-1 Notes in the aggregate principal amount of $75,000,000 pursuant hereto), and confirms that all terms, conditions and covenants contained in (a) the Guaranty Agreement dated as of November 3, 2015, and (b) the Limited Guaranty dated as of November 3, 2015, relating to the Note Purchase Agreements and each of the Notes issued thereunder (including any additional Series of Notes), are hereby ratified and confirmed, remain in full force and effect and are legal, valid and binding obligations of the undersigned enforceable against the undersigned in accordance with their terms.

IN WITNESS WHEREOF, the Company, the Subsidiary Guarantors, the Limited Guarantors and the Purchasers have caused this Supplement to be executed and delivered as of the date set forth above.
COMPANY:
NATIONAL HEALTH INVESTORS, INC.

By:    /s/ D. Eric Mendelsohn
Name: Eric Mendelsohn
Title: President and Chief Executive Officer

SUBSIDIARY GUARANTORS:
NHI/REIT, INC.

By:    /s/ D. Eric Mendelsohn
Name: Eric Mendelsohn
Title: President

FLORIDA HOLDINGS IV, LLC

(Signature Page to Supplement to Note Purchase Agreement)

By: NHI/REIT, Inc., its Sole Member

By:    /s/ D. Eric Mendelsohn
Name: Eric Mendelsohn
Title: President

20289N:160744:1182342:4:NASHVILLE    -5-

NHI REIT OF ALABAMA, L.P.
NHI-REIT OF ARIZONA, LIMITED PARTNERSHIP
NHI-REIT OF CALIFORNIA, LP
NHI/REIT OF FLORIDA, L.P.
NHI-REIT OF GEORGIA, L.P.
NHI-REIT OF IDAHO, L.P.
NHI-REIT OF MISSOURI, LP
NHI-REIT OF NEW JERSEY, L.P.
NHI-REIT OF SOUTH CAROLINA, L.P.
NHI-REIT OF VIRGINIA, L.P.
By: NHI/REIT, Inc., the Sole General Partner of each limited partnership

By:    /s/ D. Eric Mendelsohn
Name: Eric Mendelsohn
Title: President

(Signature Page to Supplement to Note Purchase Agreement)

NHI/ANDERSON, LLC
NHI/LAURENS, LLC
TEXAS NHI INVESTORS, LLC
NHI-REIT OF OREGON, LLC
NHI-REIT OF FLORIDA, LLC
NHI-REIT OF MINNESOTA, LLC
NHI-REIT OF TENNESSEE, LLC
NHI SELAH PROPERTIES, LLC
NHI-REIT OF WISCONSIN, LLC
NHI-REIT OF OHIO, LLC
NHI-REIT OF NORTHEAST, LLC
NHI-REIT OF WASHINGTON, LLC
NHI-REIT OF MARYLAND, LLC
NHI-REIT OF SEASIDE, LLC
NHI-REIT OF NEXT HOUSE, LLC
NHI-REIT OF AXEL, LLC
NHI-REIT OF MICHIGAN, LLC
NHI-REIT OF BICKFORD, LLC
NHI-SS TRS, LLC
NHI PROPCO, LLC
NHI-REIT OF EVERGREEN, LLC

By: National Health Investors, Inc., the Sole Member of each limited liability company

(Signature Page to Supplement to Note Purchase Agreement)

By:    /s/ D. Eric Mendelsohn
Name: Eric Mendelsohn
Title: President and Chief Executive Officer

MYRTLE BEACH RETIREMENT RESIDENCE, LLC
VOORHEES RETIREMENT RESIDENCE, LLC

By: NHI-REIT of Next House, LLC, the Sole Member of each limited liability company

By: National Health Investors, Inc., its Sole Member

By:    /s/ D. Eric Mendelsohn
Name: Eric Mendelsohn
Title: President and Chief Executive Officer

20289N:160744:1182342:4:NASHVILLE    -8-

LIMITED GUARANTORS:

NHI-BICKFORD RE, LLC

By: NHI Propco, LLC, its Managing Member

By:    /s/ D. Eric Mendelsohn
Name: Eric Mendelsohn
Title: President

WABASH BICKFORD COTTAGE, L.L.C.

By: NHI BICKFORD RE, LLC, its Sole Member

By: NHI Propco, LLC, its Managing Member

By:    /s/ D. Eric Mendelsohn
Name: Eric Mendelsohn
Title: President

(Signature Page to Supplement to Note Purchase Agreement)

BICKFORD MASTER II, L.L.C.

By:	Sycamore Street LLC, its Managing Member

By:	/s/ Michael D. Eby
Name: Michael D. Eby
Title: Co-President

BICKFORD OF CROWN POINT, LLC
BICKFORD OF GREENWOOD, LLC
BICKFORD OF CARMEL, LLC
WABASH BICKFORD COTTAGE OPCO, LLC
BICKFORD MASTER I, L.L.C.
BICKFORD OF TINLEY PARK, LLC
BICKFORD OF SPOTSYLVANIA, LLC
BICKFORD OF CHESTERFIELD, LLC
BICKFORD OF LANCASTER, LLC
BICKFORD OF AURORA, LLC
BICKFORD OF SUFFOLK, LLC

By:	BICKFORD MASTER II, L.L.C., the Sole Member of each limited liability company

(Signature Page to Supplement to Note Purchase Agreement)

By:	Sycamore Street LLC, its Managing
Member

By:     /s/ Michael D. Eby
Name: Michael D. Eby
Title: Co-President

20289N:160744:1182342:4:NASHVILLE    -11-

PURCHASERS:

AMERICAN GENERAL LIFE INSURANCE COMPANY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
AMERICAN HOME ASSURANCE COMPANY
LEXINGTON INSURANCE COMPANY
NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA

By: AIG Asset Management (U.S.) LLC,
Investment Adviser

By:    /s/ Bryan W. Eells

Name:    Bryan W. Eells

Title:     Vice President

(Signature Page to Supplement to Note Purchase Agreement)

Schedule A
to Supplement
NATIONAL HEALTH INVESTORS
222 Robert Rose Drive
Murfreesboro, TN 37129
INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	PRINCIPAL AMOUNT OF SERIES 2016-1 NOTES TO BE PURCHASED
AMERICAN GENERAL LIFE INSURANCE COMPANY c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	$37,600,000

(1)
All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

State Street Bank & Trust Company
ABA # 011-000-028
Account Name: AMERICAN GENERAL LIFE INS. CO. PHYSICAL;
Fund Number PA40
Account Number: 0125-880-5
Reference: PPN and Prin.: $_______; Int.: $______

(2)	Payment notices, audit confirmations and related note correspondence to:

American General Life Insurance Company (PA40)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: PPG Investment Portfolio Support
Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

American General Life Insurance Company (PA40)

c/o State Street Bank Corporation, Insurance Services
Fax: (816) 871-5539

*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements Compliance
Email: complianceprivateplacements@aig.com

*Note:    Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(3)    Name of nominee in which Notes are to be issued: AGL-DEL

(4)    Tax ID Number for AGL-DEL : 74-2058550
Tax ID Number for American General Life Insurance Company: 25-0598210

(5)    Physical Delivery Instructions:

DTCC
570 Washington Blvd.
Jersey City, NJ 07310
Attn: NY Window – 5th Floor
Contact: Robert Mendez; Phone: (617) 985-2074
SSB Participant Number: 0997
SSB Account Name:     AMERICAN GENERAL LIFE INSURANCE COMPANY
SSB Account Number: PA40

Name and Address of Purchaser	PRINCIPAL AMOUNT OF SERIES 2016-1 NOTES TO BE PURCHASED
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	$10,000,000

(1)
All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

State Street Bank & Trust Company
ABA # 011-000-028
Account Name: THE UNITED STATES LIFE INS. CO. PHYSICAL; Fund Number PA77
Account Number: 6956-534-9
Reference: PPN and Prin.: $_______; Int.: $______

(2)	Payment notices, audit confirmations and related note correspondence to:

The United States Life Insurance Company in the City of New York (PA77)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: PPG Investment Portfolio Support
Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

The United States Life Insurance Co. in the City of New York (PA77)
c/o State Street Bank Corporation, Insurance Services
Fax: (816) 871-5539

*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements Compliance
Email: complianceprivateplacements@aig.com

*Note:    Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(3)    Name of nominee in which Notes are to be issued: OCEANWHALE & CO.

(4)    Tax ID Number for Oceanwhale & Co.: 04-3336991
Tax ID Number for The United States Life Insurance Company
in the City of New York: 13-5459480

(5)    Physical Delivery Instructions:

DTCC
570 Washington Blvd.
Jersey City, NJ 07310
Attn: NY Window – 5th Floor
Contact: Robert Mendez; Phone: (617) 985-2074
SSB Participant Number: 0997

SSB Account Name:	THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF N. Y.
SSB Account Number: PA77

Name and Address of Purchaser	PRINCIPAL AMOUNT OF SERIES 2016-1 NOTES TO BE PURCHASED
LEXINGTON INSURANCE COMPANY c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	$9,200,000

(1)
All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon
ABA # 021-000-018
Account Name: BNYM Income
Account Number: GLA111566
For Further Credit to: LEXINGTON INSURANCE CO.; Account No: 554916
Reference: PPN and Prin.: $_______; Int.: $______

(2)	Payment notices, audit confirmations and related note correspondence to:

Lexington Insurance Company (554916)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: PPG Investment Portfolio Support
Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

Lexington Insurance Company (554916)
c/o The Bank of New York Mellon
Attn: P & I Department
Fax: (718) 315-3076

*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements Compliance
Email: complianceprivateplacements@aig.com

*Note:    Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(3)    Name of nominee in which Notes are to be issued: HARE & CO., LLC

(4)    Tax ID Number for Hare & Co., LLC: 13-6062916
Tax I.D. Number for Lexington Insurance Company: 25-1149494

(5)    Physical Delivery Instructions:

DTCC
570 Washington Blvd.
Jersey City, NJ 07310
Attn: BNY Mellon / Branch Deposit Department – 5th Floor
Contact: Andre Granville; Phone: (315) 414-3068
BNYM Participant Number: 901
BNYM Account Name: LEXINGTON INSURANCE COMPANY
BNYM Account Number: 554916

Name and Address of Purchaser	PRINCIPAL AMOUNT OF SERIES 2016-1 NOTES TO BE PURCHASED
AMERICAN HOME ASSURANCE COMPANY c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	$9,100,000

(1)
All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon
ABA # 021-000-018
Account Name: BNYM Income
Account Number: GLA111566
For Further Credit to: AMERICAN HOME ASSURANCE CO.; Account No: 554933
Reference: PPN and Prin.: $_______; Int.: $______

(2)	Payment notices, audit confirmations and related note correspondence to:

American Home Assurance Company (554933)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: PPG Investment Portfolio Support
Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

American Home Assurance Company (554933)
c/o The Bank of New York Mellon
Attn: P & I Department
Fax: (718) 315-3076

*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements Compliance
Email: complianceprivateplacements@aig.com

*Note:    Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(3)    Name of nominee in which Notes are to be issued: HARE & CO., LLC

(4)    Tax ID Number for Hare & Co., LLC : 13-6062916
Tax I.D. Number for American Home Assurance Company: 13-5124990

(5)    Physical Delivery Instructions:

DTCC
570 Washington Blvd.
Jersey City, NJ 07310
Attn: BNY Mellon / Branch Deposit Department – 5th Floor
Contact: Andre Granville; Phone: (315) 414-3068
BNYM Participant Number: 901
BNYM Account Name: AMERICAN HOME ASSURANCE COMPANY
BNYM Account Number: 554933

Name and Address of Purchaser	PRINCIPAL AMOUNT OF SERIES 2016-1 NOTES TO BE PURCHASED
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	$9,100,000

(1)
All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon
ABA # 021-000-018
Account Name: BNYM Income
Account Number: GLA111566
For Further Credit to: NATIONAL UNION FIRE INSURANCE CO.;
Account No: 554910
Reference: PPN and Prin.: $_______; Int.: $______

(2)	Payment notices, audit confirmations and related note correspondence to:

National Union Fire Insurance Co. of Pittsburgh, PA (554910)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: PPG Investment Portfolio Support
Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

National Union Fire Insurance Co. of Pittsburgh, PA (554910)
c/o The Bank of New York Mellon
Attn: P & I Department
Fax: (718) 315-3076

*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements Compliance
Email: complianceprivateplacements@aig.com

*Note:    Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(3)    Name of nominee in which Notes are to be issued: HARE & CO., LLC

(4)    Tax ID Number for Hare & Co., LLC: 13-6062916
Tax I.D. Number for National Union Fire Insurance Company
of Pittsburgh, PA: 25-0687550

(5)    Physical Delivery Instructions:

DTCC
570 Washington Blvd.
Jersey City, NJ 07310
Attn: BNY Mellon / Branch Deposit Department – 5th Floor
Contact: Andre Granville; Phone: (315) 414-3068
BNYM Participant Number: 901
BNYM Account Name: NATIONAL UNION FIRE INSURANCE CO.
OF PITTSBURGH, PA
BNYM Account Number: 554910

Schedule B
to Supplement
EXCEPTIONS TO REPRESENTATIONS
AND WARRANTIES
1.    SCHEDULE A(1) of the Note Purchase Agreement should be amended as follows:

The following Limited Guarantors should be added:
Bickford of Suffolk, LLC
Bickford of Aurora, LLC

2.    SCHEDULE A(2) of the Note Purchase Agreement should be amended as follows:

The following Subsidiary Guarantors should be deleted:
NHI of Paris, LLC
NHI of San Antonio, LLC
NHI of East Houston, LLC
NHI of Northwest Houston, LLC
NHI-REIT of Pennsylvania, L.P.
NHI-REIT of Texas, L.P.
NHI of Ennis, LLC
NHI of Greenville, LLC
NHI of North Houston, LLC
NHI of West Houston, LLC
International Health Investors, Inc.
NHI of Kyle, LLC

The following Subsidiary Guarantors should be added:
NHI-REIT of Bickford, LLC
NHI-REIT of Evergreen, LLC

3.    SCHEDULE 5.13 of the Note Purchase Agreement should be amended as follows:

The following Subsidiaries should be deleted:
NHI of Paris, LLC
NHI of San Antonio, LLC
NHI of East Houston, LLC
NHI of Northwest Houston, LLC
NHI-REIT of Pennsylvania, L.P.
NHI-REIT of Texas, L.P.
NHI of Ennis, LLC
NHI of Greenville, LLC

NHI of North Houston, LLC
NHI of West Houston, LLC
International Health Investors, Inc.
NHI of Kyle, LLC

The following Subsidiaries should be added:
NHI-REIT of Bickford, LLC        DE    EIN: 81-2256620
NHI-REIT of Evergreen, LLC    DE    EIN: 81-3926813
Bickford of Suffolk, LLC        KS    EIN: 36-4829223
Bickford of Aurora, LLC        KS    EIN: 36-4820460

4.	SCHEDULE 5.21(a) of the Note Purchase Agreement should be amended as follows:

The following properties should be added:
Bickford – Middletown            OH
Bickford – Lancaster                OH
Maybelle Carter                TN
Morningside of College Park            IN
Regency Retirement Village            NC
Brook of Roscommon                MI
Revere Court of Portland (Golden Age)    OR
Woodland Village                WA
3030 Park                    CT
East Hill                    CT
FirCrest/Maple Valley            OR
Cherrywood                    OR
Bickford – Crystal Lake            IL
Bickford – Omaha I                IA
Bickford – Oswego                IL
Bickford – St. Charles                IL
Bickford – West Des Moines            IA
Chancellor Revere Court (Primrose)        CA
Clackamas View                OR
Ensign So. San Antonio            TX
Ensign Oaks Katy                TX
Ensign Granite Mesa                TX
Ensign Gladewater                TX
Ensign Euless                    TX
Ensign McAllen                TX
Ensign North Austin                TX
Ennis West San Antonio            TX

The following properties listed should be changed as follows due to new lessors and operators:
Original List Name:                New Name:

Emeritus at Gilbert                Brookdale at Gilbert
Emeritus at Glendale                Brookdale at Glendale
Emeritus at Tanque Verde            Brookdale at Tanque Verde
Emeritus at Tucson                Brookdale at Tucson
Emeritus at Conway Place            Brookdale at Conway Place
Emeritus at Gallatin                Brookdale at Gallatin
Emeritus at Kingsport                Brookdale at Kingsport
Emeritus at Tullahoma            Brookdale at Tullahoma
Emeritus at Halcyon Village            Brookdale at Marysville
San Antonio                    Ensign Sonterra
NW Houston                    Ensign NW Houston
Ennis                        Ensign Ennis
Greencrest                    Ensign Greenville
North Houston                    Ensign North Houston
West Houston                    Ensign West Houston
Kyle                        Ensign Oaks Kyle

The following properties should be deleted:
Paris – TX
East Houston – TX
Canton – TX
Heritage Oaks – TX
Heritage Place – TX
Richardson – TX
Winterhaven - TX

5.	SCHEDULE 5.21(b) of the Note Purchase Agreement should be amended as follows:

The following properties should be added:
Bickford – Ames                IA
Bickford – Bourbonnais            IL
Bickford – Burlington                IA
Bickford – Crawfordsville            IN
Bickford – Ft. Dodge                IA
Bickford – Lincoln                NE
Bickford – Marshalltown            IA
Bickford – Moline                IL
Bickford – Muscatine                IA
Bickford – Omaha Hickory            NE
Bickford – Quincy                IL
Bickford – Rockford                IL
Bickford – Springfield            IL
Bickford – Urbandale                IA
Maybelle Carter                TN
Morningside of College Park            IN

Regency Retirement Village            NC
Brook of Roscommon                MI
Revere Court of Portland (Golden Age)    OR
Woodland Village                WA
3030 Park                    CT
East Hill                    CT
FirCrest/Maple Valley            OR
Cherrywood                    OR
Bickford – Crystal Lake            IL
Bickford – Omaha I                IA
Bickford – Oswego                IL
Bickford – St. Charles                IL
Bickford – West Des Moines            IA
Chancellor Revere Court (Primrose)        CA
Clackamas View                OR
Ensign So. San Antonio            TX
Ensign Oaks Katy                TX
Ensign Granite Mesa                TX
Ensign Gladewater                TX
Ensign Euless                    TX
Ensign McAllen                TX
Ensign North Austin                TX
Ennis West San Antonio            TX
Lake St. Charles Retirement Center        MO
Colonial Hill Retirement Center        TN
Parkwood Retirement Apartments        TN
NHC HealthCare, Anniston            AL
NHC HealthCare, Moulton            AL

The following properties listed should be changed as follows due to new lessors and operators:
Original List Name:                New Name:
Emeritus at Gilbert                Brookdale at Gilbert
Emeritus at Glendale                Brookdale at Glendale
Emeritus at Tanque Verde            Brookdale at Tanque Verde
Emeritus at Tucson                Brookdale at Tucson
Emeritus at Conway Place            Brookdale at Conway Place
Emeritus at Gallatin                Brookdale at Gallatin
Emeritus at Kingsport                Brookdale at Kingsport
Emeritus at Tullahoma            Brookdale at Tullahoma
Emeritus at Halcyon Village            Brookdale at Marysville
San Antonio                    Ensign Sonterra
NW Houston                    Ensign NW Houston
Ennis                        Ensign Ennis
Greencrest                    Ensign Greenville

North Houston                    Ensign North Houston
West Houston                    Ensign West Houston
Kyle                        Ensign Oaks Kyle

The following properties should be deleted:
Paris – TX
East Houston – TX
Canton – TX
Heritage Oaks – TX
Heritage Place – TX
Richardson – TX
Winterhaven - TX

6.    SCHEDULE 10.3 of the Note Purchase Agreement should be amended as follows:

Item 2 should be deleted in its entirety and replaced with the following:

2.
The Company is a counter-party to two Interest Rate Swaps in the notional amounts of $40,000,000 and $80,000,000 respectively with Bank of Montreal pursuant to an ISDA Master Agreement dated May 4, 2012.

Item 14 should be deleted in its entirety and replaced with the following:

14.
Third Amended and Restated Credit Agreement dated as of March 27, 2014 by and among the Company, as Borrower, certain Subsidiaries of the Borrower as Subsidiary Guarantors, certain Subsidiaries of the Borrower as Limited Guarantors, the Lenders party thereto and Wells Fargo Bank, N.A., as Administrative Agent, Swing Line Lender and Issuing Bank, as amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of January 13, 2015, the Second Amendment to Third Amended and Restated Credit Agreement dated as of March 20, 2015, the Third Amendment to Third Amended and Restated Credit Agreement dated as of June 30, 2015, the Fourth Amendment to Third Amended and Restated Credit Agreement dated as of November 3, 2015, and the Fifth Amendment to Third Amended and Restated Credit Agreement dated as of August 15, 2016, which provides for a $550,000,000 Revolving Credit Facility (which includes a $10,000,000 Letter of Credit Facility and a $10,000,000 Swing Line Loan Facility), a $40,000,000 Term Loan, an $80,000,000 Term Loan, a $130,000,000 Term Loan, and an Incremental Term Loan Commitment of $250,000,000.

Item 15 should be deleted in its entirety and replaced with the following:

15.
Note Purchase Agreement dated as of January 13, 2015 by and among the Company, The Prudential Insurance Company of America, and the other purchasers named therein, as amended by the First Amendment to Note Purchase Agreement dated March 20, 2015, the Second Amendment to Note Purchase Agreement dated June 30, 2015, the Third Amendment to Note Purchase Agreement dated November 3, 2015, and the Fourth Amendment to Note Purchase Agreement dated August 15, 2016, pursuant to which the Company issued (i) $125,000,000 3.99% Series A Senior

Notes due January 13, 2023 and (ii) $100,000,000 4.51% Series B Senior Notes due January 13, 2027.

Exhibit 1
to Supplement
[FORM OF SERIES 2016-1 NOTE]
NATIONAL HEALTH INVESTORS, INC.
3.93% SERIES 2016-1 SENIOR NOTE DUE SEPTEMBER 30, 2024
No. R__-[__]    [Date]
$[_______]    PPN[______________]

FOR VALUE RECEIVED, the undersigned, NATIONAL HEALTH INVESTORS, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on September 30, 2024 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 3.93% per annum from the date hereof, payable quarterly, on the 30th day of March, June, September and December in each year, commencing with the March 30, June 30, September 30 or December 30 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.93% or (ii) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at JPMorgan Chase Bank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of November 3, 2015 (as from time to time amended and supplemented, the “Note Purchase Agreement”), including as supplemented by the Supplement dated as of September ___, 2016, between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase

Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement and, so long as no Default or Event of Default then exists, the representation in the last sentence of Section 6.1. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

NATIONAL HEALTH INVESTORS, INC.

By:
Name:
Title: